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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report:  (Date of earliest event
                           Reported)  April 12, 1996

                                  Selfix, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)




  Delaware                        0-17237                       36-2490451
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  (State of                     (Commission                      (IRS Employer
  Incorporation)                File Number)               Identification No.)


  4501 West 47th Street    Chicago, IL                                60632
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  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:

                                 (312) 890-1010
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                                      N/A
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(Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Selfix, Inc., (the "Company") has dismissed Grant Thornton LLP, its independent public accountants, effective April 12, 1996.

     In connection with the audits of the two most recent fiscal years, and during the interim period prior to the dismissal, there have been no disagreements with the former accountants on any matter or accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

     The former accountants report on the financial statements of the Company for each of the past two years was unqualified.

     The Company has engaged Arthur Andersen & Co. as its new independent public accountants effective with the dismissal of its former accountants. During the Company's two most recent fiscal years and during the interim period prior to engagement, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principle as to any specific transaction, either completed or proposed; the type of audit opinion that would be rendered on the Company's financial statements; or any matter of disagreements with the former accountants.

     The Company's Board of Directors approved the audit committee's recommendation to change accountants.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits:
          16.1  Former Accountants Letter








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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 SELFIX, INC.
                                                 (Registrant)

                                                 By: /s/ James E. Winslow
                                                     -------------------------
                                                     James E Winslow
                                                     Senior Vice President and
                                                     Chief Financial Officer










April 22, 1996








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                                 EXHIBIT INDEX



EXHIBIT
NUMBER                                          DESCRIPTION

16.1                                            Former Accountants Letter